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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 22, 2002

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                TEXAS                      000-21621                          75-2666013
      (STATE OF INCORPORATION)       (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)



                                1310 WEST EL PASO
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 332-5720



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Kevco, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended December 31, 2001 that the Company filed with the United States Bankruptcy Court for Northern District of Texas, Fort Worth Division on January 22, 2002 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case nos. 401-40783-BJH-11 through Case nos. 401-40790-BJH-11.

         THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Monthly Operating Report for Kevco, Inc. for the Period Ended December 31, 2001 (1)

99.2 Monthly Operating Report for Kevco Management, Inc. for the Period Ended December 31, 2001 (1)

99.3 Monthly Operating Report for Kevco Holding, Inc. for the Period Ended December 31, 2001 (1)

99.4 Monthly Operating Report for Kevco GP, Inc. for the Period Ended December 31, 2001 (1)

99.5 Monthly Operating Report for Kevco Components, Inc. for the Period Ended December 31, 2001 (1)

99.6 Monthly Operating Report for DCM Delaware, Inc. for the Period Ended December 31, 2001 (1)

99.7 Monthly Operating Report for Kevco Manufacturing, L.P. for the Period Ended December 31, 2001 (1)

99.8 Monthly Operating Report for Kevco Distribution, L.P. for the Period Ended December 31, 2001 (1)


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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      KEVCO, INC


Date:  January 22, 2002                   By:  /s/ Wilford W. Simpson
                                             --------------------------------
                                               Wilford W. Simpson
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Monthly Operating Report for Kevco, Inc. for the Period Ended December
         31, 2001 (1)

99.2     Monthly Operating Report for Kevco Management, Inc. for the Period
         Ended December 31, 2001 (1)

99.3     Monthly Operating Report for Kevco Holding, Inc. for the Period Ended
         December 31, 2001 (1)

99.4     Monthly Operating Report for Kevco GP, Inc. for the Period Ended
         December 31, 2001 (1)

99.5     Monthly Operating Report for Kevco Components, Inc. for the Period
         Ended December 31, 2001 (1)

99.6     Monthly Operating Report for DCM Delaware, Inc. for the Period Ended
         December 31, 2001 (1)

99.7     Monthly Operating Report for Kevco Manufacturing, L.P. for the Period
         Ended December 31, 2001 (1)

99.8     Monthly Operating Report for Kevco Distribution, L.P. for the Period
         Ended December 31, 2001 (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.